                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                           ________________________

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                          __________________________


Date of Report (Date of
earliest event reported): July 9, 1997
                          ------------


                        INTERMEDIA COMMUNICATIONS INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


         Delaware                                             59-2913586
--------------------------                                -------------------
(State or other jurisdic-                                  (I.R.S. Employer
 tion of incorporation or                                 Identification No.)
     organization)


                                    0-20135
                           ------------------------
                           (Commission File Number)


3625 Queen Palm Drive, Tampa, Florida                          33619-1309
--------------------------------------------------------------------------------
(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code (813) 829-0011
                                                   --------------
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Item 2.  Acquisition or Disposition of Assets
---------------------------------------------

     Daylight Acquisition Corp. ("Daylight"), a wholly owned subsidiary of Intermedia Communications Inc. (the "Company") successfully completed a cash tender offer, at $13 per share, for all of the outstanding shares of DIGEX, Incorporated ("DIGEX"). The tender offer expired at 12:00 midnight, New York City time on Wednesday, July 9, 1997. 11,804,197 shares of common stock of DIGEX, representing approximately 98.8% of the aggregate shares outstanding, were validly tendered and not withdrawn. On July 11, 1997, Daylight completed a merger with DIGEX, the final step in its acquisition of DIGEX. The aggregate consideration for the acquisition of DIGEX was approximately $155 million. The acquisition price was funded with the Company's existing cash reserves.

     DIGEX is a leading national Internet carrier focusing exclusively on business customers. DIGEX offers a comprehensive range of Internet solutions, including high speed dedicated business Internet connectivity, corporate Web site management services and private network capacity. The Company intends to continue operating the DIGEX assets to provide Internet services.

     Financial statements with respect to the acquisition of DIGEX will be filed within 75 days of the consummation of such acquisition.

Item 5.  Other Events
---------------------

     On July 10, 1997, the Company announced that it had completed concurrent private placements (the "Offerings") of 6,000,000 Depositary Shares each representing a one-hundredth interest in a share of Series D Convertible Preferred Stock and $606,000,000 principal amount at maturity of 11 1/4% Senior Discount Notes due 2007 for an aggregate gross proceeds of approximately $500,000,000. A copy of the press release is filed herewith as Exhibit 99.1. Subsequent thereto, the over-allotment option with respect to each of the concurrent private placements was exercised and the Company sold an additional 900,000 Depositary Shares and $43,000,000 principal amount at maturity of Senior Discount Notes for additional aggregate gross proceeds of approximately $47,000,000.

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

Item 7.  Financial Statements and Exhibits
------------------------------------------

Exhibit 2.1    Agreement and Plan of Merger among the Company, Daylight and
               DIGEX, dated June 4, 1997. Exhibit 99(c)(1) to the Company's
               Schedule 14D-1 filed with the Securities and Exchange Commission on June 11, 1997 is incorporated herein by reference.

Exhibit 4.1    Indenture, by and between the Company and SunTrust Bank, Central
               Florida, National Association, as Trustee, dated as of July 9,
               1997.

Exhibit 4.2    Certificate of Designation of Voting Power, Designation
               Preferences and Relative, Participating, Optional and Other
               Special Rights and Qualifications, Limitations and Restrictions of 7% Series D Junior Convertible Preferred Stock of the Company, filed with the Secretary of State of the State of Delaware on July 8, 1997.

Exhibit 4.3    Deposit Agreement by and between the Company and Continental
               Stock Transfer & Trust Company, dated as of July 9, 1997.

Exhibit 99.1   Press Release, dated July 10, 1997.

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

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: July 17, 1997

                           INTERMEDIA COMMUNICATIONS INC.
                           ------------------------------
                                          (Registrant)


                                 By: /s/ Robert M. Manning
                                     -------------------------------
                                     Name:  Robert M. Manning
                                     Title: Senior Vice President and Chief
                                            Financial Officer

                                 Exhibit Index
                                 -------------

Exhibit
No.                           Description
---                           -----------
2.1         Agreement and Plan of Merger among the Company, Daylight and DIGEX, dated June 4, 1997. Exhibit 99(c)(1) to the Company's Schedule 14D-1
            filed with the Securities and Exchange Commission on June 11, 1997 is incorporated herein by reference.

4.1         Indenture, by and between the Company and SunTrust Bank, Central
            Florida, National Association, as Trustee, dated as of July 9, 1997.

4.2 Certificate of Designation of Voting Power, Designation Preferences and Relative, Participating, Optional and Other Special Rights and
            Qualifications, Limitations and Restrictions of 7% Series D Junior
            Convertible Preferred Stock of the Company, filed with the Secretary of State of the State of Delaware on July 8, 1997.

4.3         Deposit Agreement by and between the Company and Continental Stock
            Transfer & Trust Company, dated as of July 9, 1997.

99.1        Press Release, dated July 10, 1997.

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